LONG-TERM INVESTMENT	12 Months Ended
Dec. 31, 2024
LONG-TERM INVESTMENT
LONG-TERM INVESTMENT

9.           LONG-TERM INVESTMENT

Equity investments without readily determinable fair value

In 2017, the Group entered into an agreement with Shenzhen Maikailai Technologies Co., Ltd (“Maikailai”) to acquire 10.53% equity interest of Maikailai for a total cash consideration of $2,950. The Group does not have significant influence over Maikailai. In accordance with ASU 2016-01, as readily determinable fair value is not available for Maikailai, the Group elected to use the measurement alternative to measure such investment at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for identical or similar investments of the same issuer, if any. As of December 31, 2023 and 2024, the carrying amount of the Group’s equity investments in Maikailai was $nil and $nil, respectively, net of $56,083 and $56,083 in accumulated impairment and downward adjustments, respectively.

In 2024, one of the Group’s subsidiaries purchased 10% of the ordinary shares of a private company with a total cash consideration of SGD100,000 (US$73). The investee is engaged in wholesale trade of a variety of goods.

Unrealized gains (upward adjustments) for the years ended December 31, 2022, 2023 and 2024 were $849, $nil and $nil, respectively, which were recognized in other income, net. Unrealized losses (downward adjustments and impairment) for the years ended December 31, 2022, 2023 and 2024 were $56,083, $nil and $nil, respectively, which were recognized in impairment loss on investment. As of December 31, 2023 and 2024, cumulative downward adjustments for the equity security held were negative $2,950 and negative $2,950, respectively.